UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 19, 2010

Geospatial Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-04066	87-0554463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

229 Howes Run Road, Sarver, PA 16055

(Address of principal executive offices)

(724) 353-3400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Shares of Equity Securities; Item 1.01 Entry into a Material Definitive Agreement.

On March 19, 2010, Geospatial Holdings, Inc. (the “Company”) sold 8,589,771 shares of its common stock at $1.00 per share for an aggregate offering price of $8,589,771.00. Also on March 19, 2010, Mark A. Smith, the Company’s Chief Executive Officer and the Chairman of the Board of Directors, acquired 1,000,000 shares of the Company’s common stock in exchange for the cancellation of $1,000,000.00 of indebtedness owed to Mr. Smith by the Company. The sales took place in a series of private placement transactions pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended, provided by Regulation D. The purchasers are accredited investors, and the Company conducted the private placements without any general solicitation or advertisement and with a restriction on resale.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEOSPATIAL HOLDINGS, INC.

By:	/s/ Thomas R. Oxenreiter
Name:	Thomas R. Oxenreiter
Title:	Chief Financial Officer

Date: March 24, 2010